                                  EXHIBIT 99.4

          INVITROGEN UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined balance sheet as of December 31, 1999, illustrates the effect of the merger as if it had occurred on December 31, 1999. The following unaudited pro forma combined statements of income for the three years ended December 31, 1999, illustrate the effect of the merger as if it had occurred on January 1, 1997. There were no material differences between the accounting policies of Invitrogen and Research Genetics and, therefore, no conforming of accounting policy adjustments have been made to the pro forma financial statements. The unaudited pro forma combined statements of income for the three years ended December 31, 1999 include both Invitrogen's and Research Genetics' financial data for these same periods.

The pro forma combined financial statements are presented for comparative purposes only and are not necessarily indicative of the combined financial position or results of operations of future periods or the results that actually would have been realized had Invitrogen and Research Genetics been a single entity during the periods presented.

Pursuant to the terms of the merger, each share of Research Genetics stock was converted into the right to receive 64 shares of Invitrogen. The pro forma combined financial statements have been derived from the respective historical audited consolidated financial statements of Invitrogen and Research Genetics and should be read in conjunction with such financial statements and the notes thereto that are incorporated herein by reference.

                                   INVITROGEN CORPORATION AND RESEARCH GENETICS
                                    UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                                 DECEMBER 31, 1999

                                                  (IN THOUSANDS)



                                                                              HISTORICAL
                                                            HISTORICAL         RESEARCH          PRO FORMA              PRO FORMA
                                                            INVITROGEN         GENETICS         ADJUSTMENTS             COMBINED
                                                          --------------    --------------    --------------         --------------

ASSETS
Current Assets:
    Cash and cash equivalents .......................        $   102,220       $         1       $         -            $   102,221
    Accounts and notes receivable ...................              7,027             4,309                (1) (2)            11,335
    Inventories .....................................              5,344             2,146                 -                  7,490
    Income taxes receivable .........................              4,495                 -                 -                  4,495
    Deferred income taxes ...........................              3,216               345                 -                  3,561
    Prepaid expenses and other current assets .......              1,293               390                 -                  1,683
                                                          --------------    --------------    --------------         --------------
        Total current assets ........................            123,595             7,191                (1)               130,785
Property, plant and equipment, net ..................              8,400            12,910                                   21,310
Intangible assets, net ..............................              3,651               820                 -                  4,471
Other assets ........................................                346               211                 -                    557
                                                          --------------    --------------    --------------         --------------
Total Assets ........................................        $   135,992       $    21,132       $        (1)           $   157,123
                                                          ==============    ==============    ==============         ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Note payable to bank ............................        $        35       $     1,350       $         -            $     1,385
    Current portion of long-term obligations ........              1,011             4,231                 -                  5,242
    Accounts payable ................................              2,351             1,950                (1) (2)             4,300
    Accrued expenses ................................              5,172               457             3,920  (4)             9,549
    Income taxes payable ............................              1,080               600               (91) (4)             1,589
                                                          --------------    --------------    --------------         --------------
        Total current liabilities ...................              9,649             8,588             3,828                 22,065
                                                          --------------    --------------    --------------         --------------

Long-term obligations, less current maturities ......                721             6,535                 -                  7,256
Deferred income taxes ...............................                  -               439                 -                    439

Stockholders' Equity:
    Common stock, par value..........................                191                 5                27  (3)               223
    Other stockholders' equity.......................            125,431             5,565            (3,856) (3)(4)        127,140
                                                          --------------    --------------    --------------         --------------

Total stockholders' equity ..........................            125,622             5,570            (3,829)               127,363
                                                          --------------    --------------    --------------         --------------
Total Liabilities and Stockholders' Equity ..........        $   135,992       $    21,132       $        (1)           $   157,123
                                                          ==============    ==============    ==============         ==============

         See Notes to Unaudited Pro Forma Combined Financial Statements.

                  INVITROGEN CORPORATION AND RESEARCH GENETICS
                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1999

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                           HISTORICAL
                                                            HISTORICAL      RESEARCH       PRO FORMA          PRO FORMA
                                                            INVITROGEN      GENETICS      ADJUSTMENTS          COMBINED
                                                             ---------      ---------       ----------         ---------
Revenues.................................................     $ 68,312       $ 24,581        $    (13) (2)      $ 92,880
Cost of Revenues.........................................       23,018          9,674              (2) (2)        32,690
                                                             ---------      ---------       ----------         ---------
   Gross margin..........................................       45,294         14,907             (11)            60,190
Operating Expenses:
  Sales and marketing....................................       13,900          2,335               -             16,235
  General and administrative.............................        8,837          3,474               -             12,311
  Research and development...............................        9,699          5,011             (11) (2)        14,699
  Merger related costs...................................        4,379              -               -              4,379
                                                             ---------      ---------       ---------          ---------
     Total operating expenses............................       36,815         10,820             (11)            47,624
                                                             ---------      ---------       ----------         ---------
       Income from operations............................        8,479          4,087               -             12,566
                                                             ---------      ---------       ---------          ---------
Other Income (Expense):
  Gain (loss) on foreign currency transactions...........          (90)             -               -                (90)
  Interest and other expense.............................         (244)          (447)              -               (691)
  Interest and other income..............................        2,054              -               -              2,054
                                                             ---------      ----------      ---------          ---------
                                                                 1,720           (447)              -              1,273
                                                             ---------      ----------      ---------          ---------
Income before provision for income taxes.................       10,199          3,640               -             13,839
Provision for income taxes...............................        3,534          1,245              -               4,779
                                                             ---------      ---------       ---------          ---------
  Net Income.............................................        6,665          2,395               -              9,060

Less:  Preferred stock dividends.........................         (163)             -               -               (163)
      Accretion of non-voting redeemable common stock....          (74)             -               -                (74)
      Adjustment to beneficial conversion feature related
        to convertible preferred stock...................          985              -               -                985
                                                             ---------      ---------       ---------          ---------
       Income available to common stockholders...........     $  7,413       $  2,395        $      -           $  9,808
                                                             =========      =========       =========          =========
Earnings per share:
  Basic..................................................     $   0.47       $  47.90                           $   0.51
                                                             =========      =========       =========          =========
  Diluted................................................     $   0.40       $  47.90                           $   0.45
                                                             =========      =========                          =========
Weighted average shares used in per share calculation:
  Basic..................................................       15,869             50                             19,069   (3)
  Diluted................................................       18,429             50                             21,629   (3)


         See Notes to Unaudited Pro Forma Combined Financial Statements.

                  INVITROGEN CORPORATION AND RESEARCH GENETICS
                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1998

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                           HISTORICAL
                                                            HISTORICAL      RESEARCH       PRO FORMA          PRO FORMA
                                                            INVITROGEN      GENETICS      ADJUSTMENTS          COMBINED
                                                             ---------      ---------       ----------         ---------
Revenues.................................................     $ 53,660       $ 17,006        $    (99) (2)      $ 70,567
Cost of Revenues.........................................       19,191          7,283             (62) (2)        26,412
                                                             ---------      ---------       ----------         ---------
   Gross margin..........................................       34,469          9,723             (37)            44,155
Operating Expenses:
  Sales and marketing....................................       11,352          1,813               -             13,165
  General and administrative.............................        8,091          3,006               -             11,097
  Research and development...............................        8,603          2,635             (37) (2)        11,201
                                                             ---------      ---------       ----------         ---------
     Total operating expenses............................       28,046          7,454             (37)            35,463
                                                             ---------      ---------       ----------         ---------
       Income from operations............................        6,423          2,269               -              8,692
                                                             ---------      ---------       ---------          ---------
Other Income (Expense):
  Gain (loss) on foreign currency transactions...........           25              -               -                 25
  Interest and other expense.............................         (249)          (661)              -               (910)
  Interest and other income..............................          441            259               -                700
                                                             ---------      ---------       ---------          ---------
                                                                   217           (402)              -               (185)
                                                             ---------      ----------      ---------          ----------
Income before provision for income taxes.................        6,640          1,867               -              8,507
Provision for income taxes...............................        2,410            578               -              2,988
                                                              ---------      --------        --------           ---------
  Net income.............................................        4,230          1,289               -              5,519

Less:  Preferred stock dividends.........................         (900)             -               -               (900)
      Accretion of non-voting redeemable common stock....         (204)             -               -               (204)
                                                             ---------      ---------       ---------          ---------
       Income available to common stockholders...........     $  3,126       $  1,289        $      -           $  4,415
                                                              ========       ========        ========           ========
Earnings per share:
  Basic..................................................     $   0.26       $  25.78                           $   0.29
                                                              ========       ========                           ========
  Diluted................................................     $   0.23       $  25.78                           $   0.26
                                                              ========       ========                           ========
Weighted average shares used in per share calculation:
  Basic..................................................       12,152             50                             15,352   (3)
  Diluted................................................       13,883             50                             17,083   (3)

         See Notes to Unaudited Pro Forma Combined Financial Statements.

                  INVITROGEN CORPORATION AND RESEARCH GENETICS
                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1997

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                           HISTORICAL
                                                            HISTORICAL      RESEARCH       PRO FORMA          PRO FORMA
                                                            INVITROGEN      GENETICS      ADJUSTMENTS          COMBINED
                                                             ---------      ---------       ----------         ---------
Revenues.................................................     $ 41,182       $ 14,331        $   (179) (2)      $ 55,334
Cost of Revenues.........................................       15,958          6,840             (85) (2)        22,713
                                                             ---------      ---------       ----------         ---------
   Gross margin..........................................       25,224          7,491             (94)            32,621
Operating Expenses:
  Sales and marketing....................................        8,305          1,630               -              9,935
  General and administrative.............................        7,312          2,252               -              9,564
  Research and development...............................        5,918          1,721             (94) (2)         7,545
                                                             ---------      ---------       ----------         ---------
     Total operating expenses............................       21,535          5,603             (94)            27,044
                                                             ---------      ---------       ----------         ---------
       Income from operations............................        3,689          1,888               -              5,577
                                                             ---------      ---------       ----------         ---------
Other Income (Expense):
  Gain (loss) on foreign currency transactions...........          145              -               -                145
  Interest and other expense.............................         (242)          (456)              -               (698)
  Interest and other income..............................          214             25               -                239
                                                             ---------      ---------       ----------         ---------
                                                                   117           (431)              -               (314)
                                                             ---------      ---------       ----------         ---------
Income before provision for income taxes.................        3,806          1,457               -              5,263
Provision for income taxes...............................        1,371            475               -              1,846
                                                             ---------      ---------       ----------         ---------
  Net income.............................................        2,435            982               -              3,417

Less:  Preferred stock dividends.........................         (475)             -               -               (475)
      Accretion of non-voting redeemable common stock....         (175)             -               -               (175)
      Adjustment to beneficial conversion feature related
        to convertible preferred stock...................      (15,000)            -               -            (15,000)
                                                             ---------      ---------       ----------         ---------
       Income available to common stockholders...........     $(13,215)     $    982        $      -           $ (12,233)
                                                             =========      =========       ==========         =========
Earnings per share:
  Basic..................................................     $  (1.15)      $  19.64                           $  (0.83)
                                                             =========      =========                          =========
  Diluted................................................     $  (1.15)      $  19.64                           $  (0.83)
                                                             =========      =========                          =========
Weighted average shares used in per share calculation:
  Basic..................................................       11,461             50                             14,661   (3)
  Diluted................................................       11,461             50                             14,661   (3)

         See Notes to Unaudited Pro Forma Combined Financial Statements.

                  INVITROGEN CORPORATION AND RESEARCH GENETICS
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1.       BASIS OF PRESENTATION

The Merger will be accounted for as a pooling of interests. Under this method of accounting the unaudited pro forma combined statements of income combine the historical statements of income for Invitrogen for the three years ended December 31, 1999 with the historical statements of income for Research Genetics for the same periods. All unaudited pro forma combined income statements assume consummation of the Merger on January 1, 1997. The unaudited pro forma combined balance sheet combines the historical balance sheets of Invitrogen and Research Genetics at December 31, 1999 and assumes consummation of the Merger on December 31, 1999.

2.   INTERCOMPANY TRANSACTIONS

All significant intercompany sales and balances have been eliminated in the combination.

3.   MERGER TRANSACTION

The unaudited pro forma combined financial statements reflects the issuance of
3.2 million shares of Invitrogen common stock for all of the outstanding common stock for Research Genetics at an exchange ratio of 64.

4.   MERGER COSTS

Costs incurred as a result of the Merger are expected to be $6.1 million and are subject to change. These costs were expensed in February 2000 after the Merger was completed. Included in these costs are $2.2 million in fees paid by research Genetics' principal shareholder. These fees are treated as capital contribution to the company. The unaudited pro forma combined statements of income exclude expenses related to the Merger as they are nonrecurring in nature.